AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
BOBCAT DEVCO LLC
September 29, 2020
This Amendment No. 1 (this “Amendment”) to that certain Amended and Restated Limited Liability Company Agreement dated as of February 22, 2019 (the “Agreement”) of Bobcat DevCo LLC (the “Company”), dated as of September 29, 2020, is entered into by and between OMP Operating LLC, a Delaware limited liability company (“OMP Operating”), and Oasis Midstream Services LLC, a Delaware limited liability company (“OMS” and, together with OMP Operating, the “Members”), effective as of the date set forth above. Capitalized terms used and not defined herein shall have the respective meanings specified in the Agreement.
RECITALS
WHEREAS, Section 13.6 of the Agreement provides that, subject to the definition of Capital Account, Section 2.2 and Section 3.2 of the Agreement, the Agreement may not be amended except in a written instrument signed by each of the Members and expressly stating it is an amendment to the Agreement.
WHEREAS, the Members desire to amend the Agreement as set forth below by entering into this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the Members hereby amend the Agreement as follows:
1.The second paragraph of Section 12.1 of the Agreement is hereby amended and restated, to read as follows:
The bankruptcy, involuntary liquidation or dissolution of a Member shall not cause that Member to cease to be a member of the Company and, for the avoidance of doubt, no Member shall cease to be a member of the Company upon the happening of any of the events specified in Section 18-304 of the Delaware Act. Additionally, the Company shall not be dissolved and its business and affairs shall not be wound up upon the occurrence of any event specified in clause (c) above if, at the time of occurrence of such event, there is at least one remaining Member (who is hereby authorized to, and shall, carry on the business of the Company), or if within ninety (90) days after the date on which such event occurs, the remaining Members elect in writing to continue the business of the Company and to the appointment, effective as of the date of such event, if required, of one or more additional Managing Members of the Company. Except as provided in this paragraph, and to the fullest extent permitted by the Delaware Act, the occurrence of an event that causes a Member to cease to be a Member of the Company shall not, in and of itself, cause the Company to be dissolved or its business or affairs to be wound up, and upon the occurrence of such an event, the business of the Company shall, to the extent permitted by the Delaware Act, continue without dissolution.
2.No Other Amendments. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect.
3.Other Miscellaneous Terms. The provisions of Article XIII (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Amendment, and to the Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.
4.Execution. This Amendment may be signed electronically (including, without limitation, by facsimile transmission and PDF copy) and with counterpart signature pages or in one or more counterparts.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned as of the date first written above.
OASIS MIDSTREAM SERVICES LLC
By: /s/ Nickolas Lorentzatos
Name: Nickolas Lorentzatos
Title: Executive Vice President, General
Counsel and Corporate Secretary

Signature Page to
Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement
of Bobcat DevCo LLC

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned as of the date first written above.

OMP OPERATING LLC

By: /s/ Nickolas Lorentzatos
Name: Nickolas Lorentzatos
Title: Executive Vice President, General
Counsel and Corporate Secretary

Signature Page to
Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement
of Bobcat DevCo LLC